Consolidated Statements Of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income	$ 28,203	$ 28,804	$ 25,963
Cumulative translation adjustments	437	(886)	139
Pension and postretirement medical liability adjustments, net of tax	(675)	(5,730)	1,549
Total adjustments	(238)	(6,616)	1,688
Non controlling interest			20
Comprehensive income	$ 27,965	$ 22,188	$ 27,671